J.P. Morgan Funds Supplement dated September 14, 2000, to the J.P. Morgan Fixed Income Funds Prospectus dated March 1, 2000, as revised September 1, 2000

The second paragraph under the heading "Portfolio Management" on page 2 with respect to Short Term Bond Fund is hereby replaced with the following:

The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997 from Goldman Sachs & Co., where he was an institutional money market portfolio manager, and Abigail J. Feder, vice president, who joined J.P. Morgan in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios.